EXHIBIT 10.1

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITY UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

                                CROWDGATHER, INC.

                       SECURED SUBORDINATEDPROMISSORY NOTE

$372,000                                             Woodland Hills, California
                                                            July 27, 2015

         CrowdGather, Inc., a Nevada corporation (the "COMPANY"), for value received, hereby promises to pay to Vinay Holdings ("HOLDER"), the sum of Three-Hundred and Seventy-Two Thousand Dollars ($372,000) on the terms and conditions set forth in this Secured Promissory Note (the "NOTE"). Payment for all amounts due hereunder shall be made by mail to the registered address of Holder. The performance of the obligations of the Company hereunder are secured in accordance with the terms of a Security Agreement of even date herewith and all other present and future security agreements between the Company and Holder.

         The following is a statement of the rights of Holder of this Note and the conditions to which this Note is subject, and to which Holder hereof, by the acceptance of this Note, agrees:

         1. MATURITY. The principal hereof and any unpaid accrued interest hereon, as set forth below, shall be due and payable on the earlier to occur of:
(i) September 25, 2015 ("MATURITY DATE"); and (ii) when declared due and payable by Holder upon the occurrence of an Event of Default (as defined below).

         2. INTEREST. This Note shall accrue interest on the principal for a period of one year from the date of this Note at a rate of the lower of (i) twelve percent (12%) per annum; or (ii) the maximum allowable rate under applicable laws (such rate, the "INTEREST RATE"). Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. If there occurs an acceleration or prepayment of the Note prior to the Maturity Date in accordance with the terms hereof, all interest due and payable at such time on the principal amount due shall be paid in full. All payments hereunder are to be applied first to reasonable costs and fees referred to herein, second to the payment of accrued interest, and the remaining balance to the payment of principal.

         3. EVENTS OF DEFAULT. If any of the events specified in this Section 3 shall occur (herein individually referred to as an "EVENT OF DEFAULT"), Holder may, so long as such condition exists, declare the entire principal and unpaid accrued interest hereon immediately due and payable, by notice in writing to the
Company:

                  (a) Default in the payment of the principal or unpaid accrued interest of this Note when due and payable;

                  (b) The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the Federal Bankruptcy Act, or any other applicable Federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action;

                  (c) If, within 60 calendar days after the commencement of an action against the Company, without the consent or acquiescence of the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within 60 calendar days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated; or

                  (d) Any material breach of the Security Agreement between the parties of even date herewith that remains uncured after notice of breach and failure to timely cure such breach.

                  (e) Any breach of the Secured Promissory Note described on Exhibit A hereto.

                  (f) Any bulk sale of a majority of the assets of the corporation without the consent of the Holder of this Note.

         4. HOLDER'S RIGHTS UPON EVENT OF DEFAULT. Upon the occurrence and continuance of any Event of Default, Holder in his sole and absolute discretion shall have the right to declare all unpaid interest and principal immediately due and payable and exercise all other legal rights in connection therewith.

         5. PREPAYMENT. The Company may at any time prepay in whole or in part, the principal sum, plus accrued interest to date of such prepayment, of this Note.

         6. SUCCESSORS AND ASSIGNS; ASSIGNMENT. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Nothing in this Note, express or implied, is intended to confer upon any party, other than the parties hereto and their successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Note, except as expressly provided herein. The Company may not assign this Note or any of the rights or obligations referenced herein without the prior written consent of Holder.

         7. WAIVER AND AMENDMENT. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and Holder.

         8. WAIVER OF NOTICE. The Company hereby waives notice, presentment, demand, protest and notice of dishonor.

         9. TREATMENT OF NOTE. To the extent permitted by generally accepted accounting principles, the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with Federal, state or local tax authorities.

         10. NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by nationally recognized courier service or mailed by registered or certified mail, postage prepaid, to the respective addresses of the parties as set forth on the signature page hereof or if sent by facsimile to the respective facsimile numbers of the parties set forth on the signature page hereof. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given and received when personally delivered or 3 business days after deposited in the mail or one business day after sent by courier or upon confirmation of facsimile delivery in the manner set forth above.

         11. NO STOCKHOLDER RIGHTS. Nothing contained in this Note shall be construed as conferring upon Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company.

         12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, excluding that body of law relating to conflict of laws.

         13. HEADING; REFERENCES. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except as otherwise indicated, all references herein to Sections refer to Sections hereof.

         14. SUBORDINATION. This Note is subordinate to all of the terms and conditions of all Promissory Notes issued by the Company described on Exhibit A hereto, and any Pledge and Security Agreement securing such Note, including all of the default terms and interest rates.

         IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

                                             CrowdGather, Inc.


                                             By:___________________________
                                             Name:    Sanjay Sabnani
                                             Its:     President

                                             20300 Ventura Blvd. Suite 330
                                             Woodland Hills, CA 91364




Holder:  Vinay Holdings

Address:          ______________________

Telephone:        ______________________
Facsimile:        ______________________

                                   Exhibit A
                         Senior Secured Promissory Notes



         ------------------------------ ------------------------
                   Note Date                 Principal Amount
         ------------------------------ ------------------------
         ------------------------------ ------------------------
               November 20, 2014                 150,000
         ------------------------------ ------------------------
               November 21, 2014                 100,000
         ------------------------------ ------------------------
                December 1, 2014                 165,000
         ------------------------------ ------------------------
                December 1, 2014                 165,000
         ------------------------------ ------------------------
                December 1, 2014                 770,000
         ------------------------------ ------------------------
                December 2, 2014                 200,000
         ------------------------------ ------------------------
                 April 13, 2015                   50,000
         ------------------------------ ------------------------
                 July 16, 2015                    96,000
         ------------------------------ ------------------------
                 July 16, 2015                    50,000
         ------------------------------ ------------------------